The World Leader in High Performance Signal Processing Solutions

Amplifiers
Power Management
Processors
DSP
RF
MEMS
Converters

Analog Devices, Inc.
Analog Devices, Inc.
$500 million Senior Notes Offering
$500 million Senior Notes Offering
May 2013
May 2013
Today’s Presenters
David Zinsner, VP, Finance & CFO
Bill Martin, Treasurer and Director of M&A
Exhibit  99.1

Amplifiers Power Management Processors DSP RF MEMS Converters

ANALOG DEVICES

This presentation may be deemed to contain forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among other things, our statements  regarding expected financial results, tax rate and shareholder returns, expected production and inventory levels, expected market trends, growth opportunities and business strategy, and expected customer demand for our products, that are based on our current expectations, beliefs, assumptions, estimates, forecasts, and projections about the industry and markets in which Analog Devices operates. The statements contained in this presentation are not guarantees of future performance, are inherently uncertain, involve certain risks, uncertainties, and assumptions that are difficult to predict, and do not give effect to the potential impact of any mergers, acquisitions, divestitures, or business combinations that may be announced or closed after the date hereof.  Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements, and such statements should not be relied upon as representing Analog Devices’ expectations or beliefs as of any date subsequent to the date of this presentation. We do not undertake any obligation to update forward-looking statements made by us. Important factors that may affect actual outcomes and results include: sovereign debt issues globally, any faltering in global economic conditions or the stability of credit and financial markets, erosion of consumer confidence and declines in customer spending, unavailability of raw materials, services, supplies or manufacturing capacity, changes in geographic, product or customer mix, adverse results in litigation matters, and other risk factors described in our most recent filings with the Securities and Exchange
Commission. Our results of operations for the periods presented in this presentation are not necessarily indicative of our operating results for future periods. Any projections in this presentation are based on limited information currently available to Analog Devices, which is subject to change. Although any such projections and the factors influencing them will likely change, we will not necessarily update the information, as we will only provide guidance at certain points during the year.
Such information speaks only as of the original issuance date of the presentation. During this presentation, we may refer to non-GAAP financial measures that have been adjusted for one-time items in order to provide investors with useful information regarding our results of operations and business trends. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures can be found in the Appendix to this presentation and our earnings releases which are posted on our IR website.
Safe Harbor Statement

Offering Summary
Issuer:  Analog Devices, Inc.
Securities: Senior Unsecured Notes
Size:  $500 million “will not grow”
Form of Offering:  SEC Registered
Maturity:  10 years
Ratings: Moody’s: A3 (Stable)
S&P: A- (Stable)
Covenants: Standard Investment Grade Covenants including
Change of Control Put
Use of Proceeds:  Redemption of outstanding 2014 notes and general corporate purposes, which may include capital
expenditures, repurchases of common stock under our
stock repurchase program, dividend payments, and
acquisitions
Joint Book-runners:  J.P. Morgan, BofA Merrill Lynch, and Credit Suisse

About Analog Devices
Source: Company data
Notes: (1) Free Cash Flow defined as net cash provided by operations minus CAPEX
Analog Devices Overview
FY2012 revenue of $2,701 million and FCF
(1)
of $682 million
A global leader in analog products with #1 market share position in converters and high performance amplifiers
Over 60,000 customers worldwide
Broad IP portfolio with over 2,700 U.S. patents and applications
9,200 employees worldwide as of December 2012
Founded in 1965 with headquarters in Norwood, MA, ADI has manufacturing facilities in Massachusetts, Ireland, and the Philippines and more than 30 design facilities worldwide
Diversified End Markets
FY 2012 Revenue by  End Market ($2.7 billion)
Industrial &
Instrumentation
Automotive
Communications
Consumer
FY 2012 Revenue by Customer ($2.7 billion)
Top 20 customers
All other customers
Broad Customer Base

Key Investment Highlights
Highly diversified business model with broad exposure to multiple products, customers, end markets and geographies
Leading market position with attractive growth prospects
Highly-proprietary products with long product life cycles and high margin profile
Efficient cost structure and low capital requirements
Consistently high-quality financial results with proven ability to generate strong cash flows through the cycle
Conservative capital structure strategy
Experienced management team with demonstrated ability to steer business through cycles

Capture / Condition / Convert
Process
Convert / Condition / Experience

5 What Does Analog Devices Do?

Amplifiers Power Management Processors DSP RF MEMS Converters ANALOG DEVICES

General-Purpose Analog Product Category Attractiveness
Worldwide General-Purpose Analog IC
Revenue Forecast by Market Segment from 2010 to 2018E
Source: DataBeans, May 2013
Long product life cycles
Proprietary products
Large customer base
Strong customer loyalty
High fragmentation
Stable ASPs
High barriers to entry
Low capital intensity
Less volatile, higher margins than digital
6
$17.8
$17.1
$15.6
$16.6
$18.8
$20.4
$22.4
$23.8
$25.2
2010 2011 2012 2013E 2014E 2015E 2016E 2017E 2018E
Automotive Computer Consumer Communications Industrial
($ billion)
ADI has 14% share
#2 overall position
2012 to 2018E
CAGR: 8%

Product Diversification

ADI has a Diversified Product Portfolio
FY 2012 Revenue by Product Type ($2.7 billion)
Source: Company data. Note, the sum of the individual percentages does not equal 100% due to rounding
26%
44%
7%
15%
9%
Converters
Amplifiers/RF
Other Analog
Signal
Processing
Power Management
and References
DSP
Greater than 60% of product revenue
is proprietary
No one product currently accounts for
more than 2% of total revenue
Over 10,000 parts limiting reliance on
any specific product

ANALOG DEVICES

Year of Release
2012
2011
2010
2009
2008
2007
2006
2005
2004
2003
2002
2001
2000
1999
1998
1997
1996
1995
1994
1993
1992
1991
1990
1989
1988
1987
1986
1985
1984
1983
1982
1981
1980
1979
1978
1977
1976
1975
1974
1973
1972
1971
1970
Quarterly Revenue ($ millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
FY2002
FY2003
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012

8 ADI’s Products have a Long Lifecycle Source: Company data

ANALOG DEVICES
50% Share
50%
40%
30%
20%
10%
0%
ADI
TXN
Maxim
Linear
Intersil
STMicro
Fairchild
Microchip

60%
50%
40%
30%
20%
10%
0%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
ADI
TXN
MXIM
LLTC

9 Source: Databeans, May 2013
2012 Converter Market Share
Converter Market Share: 2002-2012
ADI leads in market share, brand
awareness and brand preference
Greatest breadth and depth of
product portfolio
2,000+ products
$1.2 billion sales in FY12
Growing market
Proliferation of digital systems that need
data conversion
More channels of conversion per system
Converters determine system
performance
Worldwide Leader in Converters

ANALOG DEVICES

ANALOG DEVICES 48% Share
TI
Linear
Maxim
Percent of Market Share
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%

Source: Databeans, May
2013.
High performance includes high speed, high precision, and instrumentation amplifiers
Worldwide Leader in High Performance Amplifier Market
ADI leads the high performance
amplifier market segment, a $1.2
billion market
High-speed amplifiers
High-precision amplifiers
Instrumentation amplifiers
Circuit design, manufacturing process
innovation, and applications expertise
drive differentiation
High-performance amplifiers often
work in tandem with converters to
create system-level advantages

Fab-Lite Manufacturing Strategy
Diversified manufacturing strategy utilizing internal and external capabilities
Internal capacity where process technology matters and product life cycles are long;
external capacity for everything else
Analog chip manufacturing does not require leading edge factories
Completed the necessary investments to consolidate fabrication facilities over the past several years
Results in low capital expenditure requirements

ADI’s Financial Model
Stable, consistent revenue growth
High margins
Low capital spending
High cash flow conversion
Strong operating leverage
Positioned effectively for recovery or continued recessionary environment
Emphasis on organic growth and a conservative acquisition strategy

Solid Long Term History of Revenue Growth
Revenue ($ millions)
0
400
800
1,200
1,600
2,000
2,400
2,800
3,200
FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12
FY97 to FY12
Revenue CAGR: 5%
Source: Company data
Note: FY05 – FY11 metrics reflect revenue from continuing operations

Strong Margin Profile
Gross Margin Improvement Drivers
(%)
0
10
20
30
40
50
60
70
FY97 FY00 FY03 FY06 FY09 FY12
Gross Margin Operating Margin
27%+ average operating margin over the last 5 years
Source: Company data
Note: FY05 – FY11 metrics are calculated as a percentage of revenue from continuing operations
Operating Expenses Improvement Drivers
Fab consolidations
Lower capital spending
Improving mix
Increasing utilization
Pricing for value
Product portfolio management
Increased focus on ROI
Better organizational alignment
Reduced complexity

Operating Ratio Comparisons
ADI vs. SOX and S&P Index Averages
Operating Margin (excl special items) Gross Margin
64.4
49
31.1
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
CY 2012
30.4
19.6
12.9
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
CY 2012
(%) (%)
Source:
ADI 10Q’s and 10-K – Continuing Ops. SOX and S&P500 provided by FactSet Market Aggregates
ADI SOX S&P 500 ADI SOX S&P 500

Low Capital Spending Requirements…
($ millions)
0
50
100
150
200
250
300
FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12
0
5
10
15
20
25
30
(%)
CAPEX $’s
CAPEX as a % of Revenue
ADI's capital expenditures have moderated since the completion of the consolidation of its mfg facilities in FY10
Source: Company data
Note: FY05 – FY11 metrics are calculated as a percentage of revenue from continuing operations

…Leads to Significant Free Cash Flow Generation
Free Cash Flow ($ millions)
0
100
200
300
400
500
600
700
800
900
FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12
-10
-5
0
5
10
15
20
25
30
35
(% of Sales)
Free Cash Flow (1)(2)
Free Cash Flow as a % of Revenues (1)(3)
Source: Company data
Notes: (1) Free Cash Flow defined as net cash provided by operations minus CAPEX
(2) FY05 - FY11 free cash flow includes free cash flow from discontinued operations
(3) FY05 - FY11 free cash flow as a % of revenue calculated as free cash flow divided by total revenue, including revenue provided by discontinued operations

… and High Cash Flow Conversion
(%)
Source:
Company data
Note:
FY05-FY11 free cash flow & net income metrics include results from discontinued operations and are calculated as a percentage of revenue, including revenue from discontinued operations
(1) Free Cash Flow defined as net cash provided by operations minus CAPEX
(10)
0
10
20
30
40
FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12
Net Income as a % of Revenue Free Cash Flow as a % of Revenue (1)

ADI Free Cash Flow Trend vs. Other “A” Rated Semi’s
(%)
10
20
30
40
50
CY 2008 CY 2009 CY 2010 CY2011 CY2012
ADI Intel Texas Instruments Applied Materials Broadcom Altera
% of Sales
Source: Company data and SEC filings

Net Revenue ($ millions)

Revenue
Gross margin %
$675
$683
$695
$622
$659
65%
66%
64%
63%
64%
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

LTM EBITDA ($ millions)

LTM EBITDA
% revenue
$1,094
$1,033
$1,012
$993
$975
39%
38%
37%
37%
37%
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

Revenue of $659 million up 6% q-o-q
•
Industrial growth driven by a rebound in sales in all
geographies
•
Automotive growth driven by broad strength in NA & China
markets, growth in worldwide luxury vehicles, and a
reversal in end of year inventory reductions
•
Consumer decline primarily related to product transitions in the portable products segment
•
Communications decline related to delays in carrier capital
spending
GAAP gross margin of 64%
•
130 bps q-o-q increase primarily due to decreased
inventory reserve requirements
GAAP operating margin of 29%
•
Increase from prior quarter due to sequential increase in
revenue and improved gross margins
Cash flow from operations of $252 million
Cash and marketable securities of $4.2 billion
•
US balance of $1.2 billion
Q2 2013 Highlights

Source:
Company data. See the reconciliation table in the Appendix

Amplifiers Power Management Processors DSP RF MEMS Converters
ANALOG DEVICES

Conservative Capital Structure
Debt
Maintain a conservative balance sheet with a strong investment grade credit profile
Cash balance
Fund operations (e.g. R&D) through potential industry downturns
Maintain strong balance for opportunistic M&A
Dividend
Maintain prudent/affordable increases in-line with increases in free cash flow
Maintain dividend yield in-line with similarly rated peers
Share repurchase
Deploy excess free cash flow towards share repurchases at opportunistic prices
Periodic repurchases primarily to offset option dilution

22 Appendix

Historical Income Statement
($ millions) FY08 (1) FY09 (1) FY10 (1) FY11 (1) FY12
Revenue (Continuing Operations) 2,583 2,015 2,761 2,993 2,701
COGS 1,006 896 962 1,007 960
Gross Profit 1,577 1,119 1,799 1,986 1,741
Sales (%) 61 56 65 66 64
R&D 533 447 492 505 512
Sales (%) 21 22 18 17 19
SMG&A 416 333 391 407 397
Sales (%) 16 17 14 14 15
In–process R&D – – – – –
Special Charges 3 54 16 2 8
Operating Profit 625 285 900 1,072 824
Sales (%) 24 14 33 36 31
Net interest (Inc.) / exp (41) (11) 1 10 12
Other Nop (Inc.) / exp – (1) (2) 1 (1)
Profit Before Tax 666 297 901 1,061 813
Income Taxes 141 50 190 201 162
Tax Rate (%) 21 17 21 19 20
Net Income - Continuing Ops ($) 525 247 711 860 651
Sales (%) 20 12 26 29 24
Income / (Loss) – Disc. Ops 261 1 1 7 0
Net Income ($) 786 248 712 867 651
Notes: (1) Discontinued operations results included with “Income / (Loss) - Disc. Ops.”
Source:
Company data

Historical Balance Sheet
($ millions) FY08 (1) FY09 (1) FY10 FY11 FY12
Cash and ST Investments 1,310 1,816 2,688 3,593 3,900
Trade Receivables 315 301 387 348 340
Inventory 315 253 277 295 314
Net PP&E 567 477 473 479 501
Goodwill and intangibles 247 257 257 287 313
Other assets 327 265 247 276 252
Total Assets ($) 3,081 3,369 4,329 5,278 5,620
Accounts Payable 131 107 133 113 117
Debt – 380 401 886 822
Other liabilities 530 353 595 483 516
Total Liabilities ($) 661 840 1,129 1,482 1,455
Stockholders Equity 2,420 2,529 3,200 3,796 4,165
Total Liabilities and Equity ($) 3,081 3,369 4,329 5,278 5,620
Note: (1) Assets and liabilities of discontinued operations included with “other assets” and “other liabilities”
Source:
Company data

Historical Cash Flow
($ millions) FY08 FY09 FY10 FY11 FY12
Net Income 786 248 712 867 651
Depreciation and Amortization 153 140 121 118 110
Stock-based Comp Net of Tax Benefit 32 49 51 7 41
Working Capital and Other (Inc.) / dec (54) (5) 108 (84) 16
(G) / L on Sale of Business & other non-cash (248) – (1) (7) (4)
Cash from Operations 669 432 991 901 814
(%) Sales (incl. disc ops) 25 21 36 30 30
Capital Expenditures (157) (56) (112) (123) (132)
Free Cash Flow 512 376 879 778 682
(%) Sales (incl. disc ops) 19 19 32 26 25
Source:
Company data

Pro forma Capitalization
($ millions)
Actual
2Q 13A
Adjustments
For Note Offering
Pro forma
2Q 13A
(%) of
Capitalization
Cash, Cash Equivalents and Short-term Investments (1) (2) 4,172 497 4,669
Senior Unsecured Notes at Par Value (2) 750 500 1,250
Total Debt (2) (3) ($) 750 1,250 22
Shareholders Equity (2) 4,461 (3) 4,458 78
Total Capitalization ($) (2) 5,211 5,708 100
Operating Statistics
LTM 5/4/13 EBITDA (4) ($) 975 975
Credit Statistics
Total Debt / LTM EBITDA (2) 0.8x 1.3x
Notes: (1) Includes $595.6 million in cash and cash equivalents and $3,576.5 million in short-term investments
(2) In 3Q13 the company intends to use a portion of the net proceeds from the note offering to redeem the $375 million par value notes maturing in July 2014. As a result, the senior senior unsecured notes at par value and total debt will be reduced by $375 million to $875 million, cash, cash equivalents and short-term investments and total capitalization is expected to be reduced by approximately $393 million to $4,276 million and $5,315 million respectively, shareholders equity is expected to be reduced by approximately $18 million to $4,440 million, and total debt / LTM EBITDA will be 0.9x for the pro forma 2Q13 period after giving effect to the redemption
(3) Excludes a five-year, $500 million unsecured revolving credit facility (entered into in December 2012) of which there is no amount outstanding as of 2Q13
(4) LTM EBITDA is a non-GAAP measure calculated from ADI's GAAP measure of net income, net of tax for the period presented of $644.7 million and adding back taxes of
$115.1 million, interest expense of $25.7 million, depreciation of $109.9 million, amortization of intangibles of $0.4 million, stock-based compensation of $59.2 million, and special charges of $19.9 million. See the reconciliation table in this Appendix
Source:
Company data

Amplifiers Power Management Processors DSP RF MEMS Converters ANALOG DEVICES

This presentation includes a non-GAAP financial measure for prior periods that is not in accordance with, nor an alternative to, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles.
Manner in Which Management Uses the Non-GAAP Financial Measure
Management uses non-GAAP financial measures such as non-GAAP EBITDA to evaluate the Company's operating performance against past periods and to budget and allocate resources in future periods. This non-GAAP measure also assists management in understanding and evaluating the underlying baseline operating results and trends in the Company's business.
Economic Substance Behind Management's Decision to Use the Non-GAAP Financial Measure
The items excluded from the non-GAAP measure presented were excluded because they are of a non-recurring or non-cash nature:
Restructuring-Related Expenses. These expenses are incurred in connection with facility closures, consolidation of manufacturing facilities, and other cost reduction efforts. Apart from ongoing expense savings as a result of such items, these expenses and the related tax effects have no direct correlation to the operation of our business in the future.
Why Management Believes the Non-GAAP Financial Measure Provides Useful Information to Investors
Management believes that the presentation of non-GAAP EBITDA is useful to investors because it provides investors with the operating results that management uses to manage the Company.
Material Limitations Associated with Use of the Non-GAAP Financial Measure
Analog Devices believes that non-GAAP EBITDA has material limitations in that it does not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that this measure should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. In addition, our non-GAAP measures may not be comparable to the non-GAAP measures reported by other companies.
The Company's use of non-GAAP measures, and the underlying methodology in excluding certain items, is not necessarily an indication of the results of operations that may be expected in the future, or that the Company will not, in fact, record such items in future periods.
Management's Compensation for Limitations of the Non-GAAP Financial Measure
Management compensates for this material limitation in non-GAAP EBITDA by also evaluating our GAAP results and the reconciliation of our non-GAAP measure to the most directly comparable GAAP measure. Investors should consider our non-GAAP financial measure in conjunction with the corresponding GAAP measure.
Non-GAAP Financial Information

Amplifiers Power Management Processors DSP RF MEMS Converters
ANALOG DEVICES

Reconciliation of Non-GAAP Financial Information
Table of Reconciliation of GAAP LTM Net Income to Non-GAAP LTM EBITDA
ADI Financial Results
LTM Quarter Ended
($ millions) (unaudited)
2Q12 3Q12 4Q12 1Q13 2Q13
GAAP LTM Net Income 705.7 655.6 651.3 643.1 644.7
Plus: LTM Taxes 191.7 176.5 162.3 140.5 115.1
Plus: LTM Interest Expense
25.9 26.2 26.5 26.2 25.7
Plus: LTM Depreciation 113.0 111.0 109.7 109.3 109.9
Plus: LTM Amortization of Intangibles 0.6 0.4 0.2 0.3 0.4
Plus: LTM Stock-Based Compensation
52.3 52.8 53.5 53.3 59.2
Plus: LTM Special Charges 4.8 10.6 8.4 19.9 19.9
Non-GAAP LTM EBITDA 1,094.0 1,033.1 1,011.9 992.6 974.9
Source:
Company data

The World Leader in High Performance Signal Processing Solutions
Amplifiers
Processor
DSP
RF
MEMS
ANALOG
DEVICES